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                                                                    Exhibit 99.2

             GUARANTY OF RONALD M. DRESSIN


                                   GUARANTY
                                   --------


     This GUARANTY ("Guaranty"), dated as of October 30, 2000, is made by Ronald
M. Dressin (the "Guarantor"), in favor of PurchasePro.com, Inc., a Nevada corporation ("PurchasePro").

                                R E C I T A L S

     WHEREAS, Stratton Warren Software, Inc. ("Stratton") has entered into an Agreement for Purchase and Redemption of Shares of Stratton Warren Software, Inc., dated as of September 18, 2000 (the "Redemption Agreement"), by and between Stratton and Andrew S. Anderson ("Anderson"), whereby Stratton has agreed to pay Three Million Five Hundred Thousand Dollars ($3,500,000) for all of Anderson's Stratton Common Stock (the "Anderson Shares");

     WHEREAS, PurchasePro, Stratton and the Guarantor have entered into that certain Stock Purchase Agreement (the "Purchase Agreement"), dated as of the same date hereof; and

     WHEREAS, PurchasePro is willing to satisfy Stratton's obligation to purchase the Anderson Shares for Three Million Five Hundred Thousand Dollars ($3,500,000) only if the Guarantor executes and delivers this Guaranty.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the parties hereby agree as follows:

     1.  Guaranty.  The Guarantor hereby unconditionally and irrevocably
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guarantees the full and prompt payment when due of any and all amounts due and payable by Stratton or Anderson, as the case may be, to PurchasePro pursuant to Sections 9.2(c)-(e) of the Purchase Agreement (the "Payment").

     2.  Obligations Paid in Accordance with Terms Hereof and Sections 9.2(c)-
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(e) of the Purchase Agreement.  The Guarantor guarantees that the Payment shall
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be paid in accordance with the terms and provisions hereof and Sections 9.2(c)-
(e) of the Purchase Agreement without regard to any applicable law now or hereafter in affect in any jurisdiction that might in any manner affect any of such terms or provisions or the rights of PurchasePro with respect hereto.

     3.  Enforcement of Guaranty.  After five (5) days from the date on which
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the  Payment is due and payable by Stratton or Anderson, as the case may be,
PurchasePro, in its sole discretion, may proceed directly against the Guarantor to exercise any right or remedy that PurchasePro may have under this Guaranty without pursuing or exhausting any other right or remedy that PurchasePro may have against Stratton or Anderson.

     4.  Guaranty Absolute.  The obligations of the Guarantor hereunder shall be
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absolute and unconditional irrespective of the validity, legality or enforceability of Sections 9.2(c)-(e) of the Purchase Agreement or any event that might otherwise constitute a legal or equitable discharge of a guarantor, and shall not be subject to any defense, counterclaim, setoff, recoupment, abatement, reduction or other determination that the Guarantor may have against PurchasePro, it being agreed that the agreements and liabilities of the Guarantor hereunder shall not be discharged except by payment or as otherwise expressly provided in this Guaranty. The Guarantor acknowledges that there are no conditions precedent to the effectiveness of this Guaranty, and that this Guaranty is in full force and effect and is binding on the Guarantor as of the date written above, regardless of whether PurchasePro obtains collateral or similar guaranties from others or takes any other action. The liability of the Guarantor hereunder shall be reinstated and revived and the rights of Stratton or Anderson, as the case may be, shall continue with respect to any amount paid by Stratton or Anderson, as the case may be, on account of the Payment guaranteed hereby, which shall thereafter be required to be restored or returned by PurchasePro upon the bankruptcy, insolvency or reorganization of Stratton or Anderson, as the case may be, or for any other reason, all as though such amount had not been paid.

     5.  Waiver.  The Guarantor hereby waives notice of acceptance of this
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Guaranty and of any action taken or omitted in reliance thereon.  The Guarantor waives any right to require PurchasePro to: (a) proceed against any person, including Stratton or Anderson, (b) proceed against or exhaust any collateral held from Stratton or Anderson or any other person; (c) pursue any other remedy in PurchasePro's power; or (d) make any presentments, demands for performance, or give any notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any obligations or evidences of the Payment guaranteed hereunder, or in connection with the creation of new or additional Payments.

     6.  Continuing Guaranty of Payment.  The Guarantor hereby represents and
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agrees that this is a present and continuing guaranty of payment and that this
Guaranty (a) shall be binding upon the Guarantor and his respective successors and assigns and (b) shall inure to and shall be enforceable by PurchasePro and its successors, transferees and assigns.

     7.  Representations, Warranties and Covenants.  The Guarantor hereby
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represents, warrants and covenants to PurchasePro that:

         7.1  No Breach.  The execution and delivery of this Guaranty by the
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Guarantor will not result in any breach of or default under any provision of any contract or agreement of any kind to which the Guarantor is a party or by which the Guarantor is bound or to which the Guarantor's assets or properties are subject.

         7.2  Due Authorization; Enforceability.  The execution of this
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Guaranty has been duly authorized by all required action of the Guarantor and this Guaranty constitutes a valid, legal and binding guaranty of the Guarantor, enforceable in accordance with its terms.

     8.  Miscellaneous.
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         8.1  Governing Law.  This Guaranty is governed by and construed in
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accordance with the laws of the State of California, without reference to principles of conflicts of laws.

         8.2  Costs, Expenses and Attorneys' Fees.  All costs and expenses,
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including reasonable attorneys' fees, made or incurred by PurchasePro in the enforcement of this Guaranty or in the collection of any of the Payment shall be paid by the Guarantor immediately upon demand.

         8.3  Notices.  Any notice, request, demand or other communication
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permitted or required to be given shall be in writing, shall be signed by the party giving it, shall be sent to the addressee at the address set forth below (or at such other address as shall be designated hereunder by notice to the other parties and persons receiving copies) and shall be deemed conclusively to have been given (a) when sent by telefax, telex or telegram, (b) on the third day following the day sent by certified or registered United States mail, postage prepaid and return receipt requested, or (c) when otherwise delivered to addressee. The addresses of the parties are as follows:

              (a)   If to PurchasePro, at the following address:

                    PurchasePro.com, Inc.
                    3291 North Buffalo Drive
                    Las Vegas, Nevada  89129
                    Attn:  Scott Wiegand

              (b)   If to Guarantor, at the following address:

                    Mr. Ronald M. Dressin
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                     1361 Acorn Patch Lane
                     Poway, CA  92064

         8.4  Entire Agreement.  This Guaranty and Sections 9.2(c)-(e) of the
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Purchase Agreement contain all the terms and conditions of and the entire agreement between PurchasePro and the Guarantor relating to the subject matter hereof.

         8.5  Counterparts.  This Guaranty may be executed in one or more
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counterparts, and by facsimile, each of which may be executed by one or more of the parties hereto, but all of which, when taken together, shall constitute but one agreement.

         8.6  No Waiver by Action, Etc.  Any waiver or consent respecting any
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representation, warranty or other provision of this Guaranty shall be effective only in the specific instance and for the specific purpose for which given and shall not be deemed, regardless of the frequency given, to be a further or continuing waiver or consent. The failure or delay of a party at any time or times to require performance of, or to exercise its rights with respect to, any representation, warranty or other provision of this Guaranty in no manner (except as otherwise expressly provided herein) shall affect its right at a later time to enforce any such provision. No notice to or demand on a party in any case shall entitle such party to any other or further notice or demand in this same, similar or other circumstances.

         8.7  Amendments.  This Guaranty may not be amended, modified, waived or
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assigned except by a writing signed by the Guarantor and PurchasePro.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Guaranty to be executed and delivered as of the date first set forth above.


                                             "GUARANTOR"

                                             _______________________________
                                             Ronald M. Dressin


Approved and Accepted:

PURCHASEPRO.COM, INC.
a Nevada corporation

By: _________________________________

Name: __________________________________

Title: _________________________________



                         [SIGNATURE PAGE OF GUARANTY]